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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2004


                                   LESCO, INC.
             (Exact name of registrant as specified in its charter)


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
             Ohio                         0-13147              34-0904517
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                     Identification No.)


           15885 Sprague Road
           Strongsville, Ohio                                     44136
(Address of principal executive offices)                       (Zip Code)
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       Registrant's telephone number, including area code: (440) 783-9250


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ITEM 12. Results of Operations and Financial Condition.

      On February 24, 2004, the Company issued a press release announcing its financial results for the fourth quarter and full-year ended December 31, 2003. A copy of that press release is attached as Exhibit 99.1.

      On February 27, 2004, the Company issued a press release correcting typographical errors in the addendum to the February 24, 2004 press release. A copy of that press release is attached as Exhibit 99.2.

      Attached as Exhibit 99.3 is a corrected copy of the February 24, 2004 press release as posted on the Company's website at www.lesco.com.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LESCO, INC.


                                     By: /s/ Jeffrey L. Rutherford
                                        ------------------------------------
                                         Jeffrey L. Rutherford
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary

DATED:  March 1, 2004


                                  EXHIBIT INDEX

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
Exhibit No.           Description
-----------           -----------
99.1                  Press Release dated February 24, 2004
99.2                  Press Release dated February 27, 2004
99.3                  Press Release dated February 24, 2004 as corrected and posted on Company's website
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